Supplement to the
Fidelity® Puritan® Fund
November 20, 2007
Prospectus

Fidelity Puritan Fund is composed of multiple classes of shares. References to the fund are deemed to include class where applicable.

The following information replaces the 4th and 5th bullets under the heading "Principal Investment Strategies" in the "Fund Summary" section on page 3.

  With respect to the fund's equity investments, investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis to select investments.

The following information replaces the similar information found under the heading "Year-by-Year Returns" in the "Fund Summary" section on page 4.

Puritan Fund
Calendar Years	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
	16.59%	2.86%	7.77%	-1.05%	-7.91%	22.20%	9.28%	4.67%	14.78%	6.17%

During the periods shown in the chart for Puritan:	Returns	Quarter ended
Highest Quarter Return	12.71%	December 31, 1998
Lowest Quarter Return	-10.74%	September 30, 2002
Year-to-Date Return	-7.51%	March 31, 2008

PUR-08-03 July 1, 2008
1.463149.116

The following information replaces the similar information found under the heading "Average Annual Returns" in the "Fund Summary" section on page 5.

For the periods ended December 31, 2007	Past 1 year	Past 5 years	Past 10 years
Puritan Fund
Return Before Taxes	6.17%	11.24%	7.21%
Return After Taxes on Distributions	4.12%	9.71%	5.34%
Return After Taxes on Distributions and Sale of Fund Shares	5.91%	9.28%	5.36%
S&P 500® (reflects no deduction for fees, expenses, or taxes)	5.49%	12.83%	5.91%
Fidelity Balance Composite Index (reflects no deduction for fees, expenses, or taxes)	2.27%	10.61%	7.31%
LipperSM Balanced Funds Average (reflects no deduction for fees, expenses, or taxes)	5.93%	9.62%	5.63%

Going forward, Puritan Fund will compare its performance to the Fidelity Puritan Composite Index rather than the Fidelity Balanced Composite Index because Fidelity Puritan Composite Index conforms more closely to the fund's investment strategy.

Fidelity Puritan Composite Index is a hypothetical representation of the performance of the fund's general investment categories using a weighting of 60% equity and 40% bond. The following indexes are used to represent the fund's investment categories when calculating the composite index: equity - the Russell 3000 Value Index for periods prior to July 1, 2008, and the S&P 500 beginning July 1, 2008, and bond - the Lehman Brothers U.S. Aggregate Index.

The following information replaces the 4th paragraph under the heading "Principal Investment Strategies" in the "Fund Basics" section on page 7.

With respect to the fund's equity investments, FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

The biographical information for Stephen Peterson found in the "Fund Management" section on page 23 is no longer applicable.

The following information replaces the similar biographical information for Ramin Arani found in the "Fund Management" section on page 23.

Ramin Arani is lead manager of Puritan Fund, which he has managed since February 2007. He also manages other Fidelity funds. Since joining Fidelity Investments in 1992, Mr. Arani has worked as a research analyst and manager.

Supplement to the
Fidelity® Puritan® Fund
Class K
May 4, 2008
Prospectus

The following information replaces the 4th and 5th bullets under the heading "Principal Investment Strategies" in the "Fund Summary" section on page 3.

  With respect to the fund's equity investments, investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis to select investments.

Going forward, Puritan Fund will compare its performance to the Fidelity Puritan Composite Index rather than the Fidelity Balanced Composite Index because Fidelity Puritan Composite Index conforms more closely to the fund's investment strategy.

Fidelity Puritan Composite Index is a hypothetical representation of the performance of the fund's general investment categories using a weighting of 60% equity and 40% bond. The following indexes are used to represent the fund's investment categories when calculating the composite index: equity - the Russell 3000 Value Index for periods prior to July 1, 2008, and the S&P 500 beginning July 1, 2008, and bond - the Lehman Brothers U.S. Aggregate Index.

The following information replaces the 4th paragraph under the heading "Principal Investment Strategies" in the "Fund Basics" section on page 7.

With respect to the fund's equity investments, FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

PUR-K-08-01 July 1, 2008
1.871758.100